UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2023

Digerati Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-15687	74-2849995
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8023 Vantage Dr., Suite 660, San Antonio, Texas	78230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 614-7240

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2023, Arthur L. Smith, the Chief Executive Officer (“CEO”) of Digerati Technologies, Inc. (the “Company”), notified the Company that he will take a temporary medical leave of absence from his role as CEO, effective immediately, in connection with his recent surgery.

On October 6, 2023, the Board of Directors of the Company (the “Board”) appointed Craig K. Clement, the current Executive Chairman of the Company, as interim CEO during Mr. Smith’s temporary medical leave of absence.

Mr. Clement, age 65, has served as a member of the Board since 2014 and as Executive Chairman of the Company since 2015.

There are no arrangements or understandings between Mr. Clement and any other person pursuant to which Mr. Clement was appointed to serve as the interim CEO of the Company. There are no family relationships between Mr. Clement and any of the Company’s directors or executive officers. Mr. Clement has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

The Board approved an increase in Mr. Clement’s compensation by $2,500 a month during the period he serves as interim CEO of the Company.

Item 7.01	Regulation FD Disclosure.

On October 6, 2023, the Company issued a press release regarding the temporary appointment of an interim CEO. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued on October 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digerati Technologies, Inc.
Dated: October 6, 2023
	By:	/s/ Antonio Estrada Jr.
Antonio Estrada Jr.
Chief Financial Officer